                                                                    EXHIBIT 10.7



                                       THE

                              WCI COMMUNITIES, INC.
                                      (WCI)


                              MANAGEMENT INCENTIVE
                                COMPENSATION PLAN
                                     (MICP)







                                 JANUARY 1, 2001

WCI COMMUNITIES, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN
PAGE 2



I.       OBJECTIVE

         The WCI Communities, Inc., ("WCI" or "Company") Management Incentive Compensation Plan (the "MICP" or "Plan") was established to reward the performance of those key employees whose efforts significantly impact WCI's achievement of its annual financial goals. The Plan will place emphasis on differentiating performance among our diverse businesses while maintaining a consistent reward theory and a common focus on achieving our financial and non-financial objectives. This Plan is also designed to provide significant financial rewards to participants when such objectives are met or exceeded, (a "Bonus"). However, through a "pay-for-performance" structure, the Plan will generate reduced or no incentive payment when objectives or financial goals are not met.


II.      PARTICIPATION

         A Plan participant must be a) an officer of WCI or b) an employee whose position has been identified as having significant value towards WCI achieving its financial goals (a "Participant").

         Newly hired employees will not be eligible for participation in the Plan until they have completed at least eighteen (18) months of employment. Employees with less than eighteen (18) months of service may become a Participant provided they meet all of the following criteria:

         (i)       They meet either a) or b) above, and
         (ii) Have been employed for at least six (6) months prior to payment, and
         (iii) Their participation in the Plan had been approved in advance by the Chief Executive Officer of the Company. Such approval would generally be received at the time of negotiating employment terms with the employee.

III.     VESTING

         Termination of employment prior to a payment date will result in the loss of the entire Bonus award. Discretionary bonuses and pro-rated bonuses may be given with the approval of the Chief Executive Officer.

IV.      BONUS AMOUNTS AS A PERCENT OF SALARY

         A Participant's potential maximum Bonus amount, (as a percent of base salary), will be established within the following ranges:

                                                                                           % OF SALARY
                                                                                           -----------
                   President/Chief Operating Officer                                        Up to 100%

                   Senior Vice Presidents/Division Presidents                               40% - 100%

                   Vice Presidents/Directors/Controllers                                    20% - 30%

                   Other Key Managers                                                       10% - 20%

WCI COMMUNITIES, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN
PAGE 3


V.       PARTICIPANT CLASSIFICATION

         Based on a Participant's position within WCI, each Participant will be classified as a member of one of the following groups:

         (i)       Corporate Administrative Personnel
         (ii)      Home Building Personnel
         (iii)     Division Operating Personnel

VI.      OBJECTIVES

         The amount of each Participant's Bonus shall be determined based on a combination of, (i) the Participants Bonus amount as percent of base salary, (ii) the group within which the Participant is classified and,
         (iii) achievement of one or more of the following objectives: Corporate Financial Objectives and Division/Project Objectives.

         The matrix of a Participant's classification and objectives upon which a Bonus shall be determined is as follows:

               FOR 2001, THE MICP ALLOCATIONS ARE THE FOLLOWING:

                                                                                      DIVISION/PROJECT
                                                                                      OBJECTIVES AND/OR
         CLASSIFICATION                  CORPORATE FINANCIAL OBJECTIVES              PERSONAL OBJECTIVES
         --------------                  ------------------------------              -------------------
Corporate Administrative Personnel                      100%                                  0%
Home Building Personnel                                 20%                                   80%
Division Operating Personnel                            20%                                   80%

VII.     ACHIEVEMENT MEASUREMENT

         A.   CORPORATE ADMINISTRATIVE PERSONNEL

         Each Corporate Administrative Personnel Participant shall be eligible to receive incentive compensation, paid on their individual Bonus target amount as a percent of base salary in the event the Corporate Financial Objective has been achieved.

         The Corporate Financial Objective is a combination of two (2) measurements of the financial performance of WCI.

         (i)       Net Income

         (ii) Return on Capital-earnings before interest, taxes, depreciation, and Amortization divided by total capital deployed at the end of the period. Total capital includes the sum of debt--- excluding non-monetary liabilities such as payables and accruals, plus equity--- including subordinated debt, as defined in SEC terms.

WCI COMMUNITIES, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN
PAGE 4


         WCI must meet at least eighty (80%) of the Net Income and Return on Capital, weighted as listed below, for each of the Corporate Financial Objectives to be satisfied.

                  100% of Net Income                              75%
                           Achievement of 1st Quarter           3.75%
                           Achievement of 2nd Quarter           3.75%
                           Achievement of 3rd Quarter           3.75%
                           Achievement of 4th Quarter           3.75%

                  Achieve Cumulative YTD Net Income
                           Achievement at 1st Quarter           3.75%
                           Achievement at 2nd Quarter           3.75%
                           Achievement at 3rd Quarter           3.75%
                           Achievement at 4th Quarter           3.75%

                  Achievement of Annual Net Income                70%

                  100% of Annual Return on Capital                25%
                                                                ----
                                                                 100%

         Since Net Income is the most important and most comprehensive measure of current year performance, it will be the primary measurement and will be weighted at 75% of the potential MICP award. Return on Capital will be used as a secondary measurement that will motivate deployment of resources judiciously. Specifically, the program will work as follows:

                  NET INCOME -- 75% OF MICP POTENTIAL (ALL ACCELERATION OF PAYOUTS WILL BE BASED UPON NET INCOME PERFORMANCE)

                           ACTUAL ACHIEVED                    ACTUAL PAYOUT (% EARNED)
                           ---------------                    ------------------------
                           120% or higher of $94.46M          160%
                           101 to 119%                        100% plus 3% for each $944.6k
                                                              above $94.46M
                           $94.46M                            100%
                           80 to 99% of $94.46M               100% less 2% for each $944.6k
                                                              Below $94.46M
                           Less than 80% of $94.46M           No payout

                  RETURN ON CAPITAL (R.O.C.) - 25% OF TOTAL MICP POTENTIAL

                           ACTUAL R.O.C.                      ACTUAL PAYOUT (% EARNED)
                           -------------                      ------------------------
                           18% or higher                      100%; multiplied by the
                                                              payout percentage awarded
                                                              on Net income performance
                                                              only if ROC is 100% or higher
                           14.4% to 17.%                      60% plus 2% for each .15%
                                                              Achieved in excess of 12%
                           Less than 14.4%                    No payout

         Any Corporate Administrative Personnel Bonus shall be payable to a qualifying Participant in the first quarter of the following Plan year.

WCI COMMUNITIES, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN
PAGE 5


         (See Exhibit A & AA for hypothetical example)




         B.       HOME BUILDING PERSONNEL

                  Each Home Building Personnel Participant shall be eligible to receive incentive compensation, paid on their individual bonus target amount as a percent of base salary in the event targeted Division/Project Objectives and Corporate Financial Objectives have been achieved.

                  Bonus Compensation payable to eligible Home Building Personnel shall be calculated on an allocation weighted eighty (80%) percent on Division/Project Objectives and twenty (20%) percent on Corporate Financial Objectives.

         (i)      CORPORATE FINANCIAL OBJECTIVES (20% OF TOTAL TARGET)


                  The Company Financial Objective portion of the above calculation, twenty (20%) percent of the total, is a combination of two (2) measurements of the financial performance of WCI, Net Income and Return on Capital. A detailed explanation of the Corporate Financial Objective is outlined in Section VII(A) above.


         (ii)     DIVISION/PROJECT OBJECTIVES (80% OF TOTAL TARGET)

                  The Division/Project Objective portion of the above calculation, eighty (80%) percent of the total, is based on the eligible participant meeting predetermined financial objectives by job positions as listed below.

                                                                       FINANCIAL
               TITLE                        COMMUNITY/DIVISION         OBJECTIVES
               -----                        ------------------         ----------
               Division President/          Division                   Net Home Building
               Financial Manager                                       $ Contribution after Sales Overhead
               Project Manager              Community                  Net Home Building $ Contribution
                                                                       after Sales Overhead
               Land Manager/                Division                   Gross Margin $
               Purchasing Manager
               Production Manager           Community                  Net Home Building $
                                                                       Contribution before Sales Overhead

               The bonus payment calculation will be structured as follows:

               100% of Net Contribution                                           80%
               Achievement of 1st Quarter  (Financial Objective)                3.75%
               Achievement of 2nd Quarter  (Financial Objective)                3.75%
               Achievement of 3rd Quarter  (Financial Objective)                3.75%
               Achievement of 4th Quarter  (Financial Objective)                3.75%

               Achievement of 1st Quarter
                  Cumulative YTD (Financial Objective)                          3.75%
               Achievement of 2nd Quarter
                  Cumulative YTD (Financial Objective)                          3.75%
               Achievement of 3rd Quarter
                  Cumulative YTD (Financial Objective)                          3.75%
               Achievement of 4th Quarter

WCI COMMUNITIES, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN
PAGE 6

                  Cumulative YTD (Financial Objective)                          3.75%

               Achievement of Annual (Financial Objective)                        70%
                                                                                ----
                                                                         Total    80%

         (iii) In the event the Division/Project Objectives are not achieved or are exceeded, the bonus payment will be paid according to the following schedule:

                           ACTUAL ACHIEVED                    ACTUAL PAYOUT
                           AGAINST PLAN                       (% EARNED)
                           ------------                       ----------
                           120% or higher                     160%
                           101% to 119%                       100% plus 3% for each %
                                                              over 100% to 119%
                           100%                               100%
                           80% to 99%                         100% less 2% for each %
                                                              under 100%
                           Less than 80%                      No Payout

         (iv) The Corporate Financial Objectives payment will only be paid if eighty (80) percent or more of the Division/Project Objective is met, and eighty (80) percent of Corporate Financial Objective is met. Payment will be made at the level Division/Project Objective is met below one hundred (100) percent and at whatever level Corporate payment is made if one hundred (100) percent of Division/Project Objectives is met.


                  (See Exhibit B & BB for hypothetical example)


         (v) The Corporate Financial and Division/Project Objective Payments shall be paid to qualifying Participants in the first quarter of the following Plan year.



         C.       DIVISION OPERATING PERSONNEL

                  Each Division Operating Personnel Participant shall be eligible to receive incentive compensation, paid on their individual Bonus target amount as a percent of base salary in the event targeted Division/Project Financial Objectives and Corporate Financial Objectives have been achieved.

                  Bonus compensation payable to eligible Division Operating Personnel shall be calculated on an allocation based on two
                  (2) components weighted eighty percent (80%) on Division/Project Objectives and twenty percent (20%) on Corporate Financial Objectives.


         (i)      CORPORATE FINANCIAL OBJECTIVES (20% OF TOTAL TARGET)

                  The Company Financial Objective portion of the above calculation, twenty (20%) percent of the total, is a combination of two (2) measurements of the financial performance of WCI, Net Income and Return on Capital. A detailed explanation

WCI COMMUNITIES, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN
PAGE 7


                  of the Corporate Financial Objective is outlined in Section VII(A) above.



         (ii)     DIVISION/PROJECT OBJECTIVES (80% OF TOTAL TARGET)

                  The eighty percent (80%) component is comprised of two (2) separate factors. The weighting of these factors, which in the aggregate represent a total of eighty percent (80%) of the total target, shall be calculated as follows:

                           100% of Net Contribution                               80%
                           Achievement of 1st Quarter Net Contribution          3.75%
                           Achievement of 2nd Quarter Net Contribution          3.75%
                           Achievement of 3rd Quarter Net Contribution          3.75%
                           Achievement of 4th Quarter Net Contribution          3.75%

                           Achievement of 1st Quarter YTD
                             Cumulative Net Contribution                        3.75%
                           Achievement of 2nd Quarter YTD
                             Cumulative Net Contribution                        3.75%
                           Achievement of 3rd Quarter YTD
                             Cumulative Net Contribution                        3.75%
                           Achievement of 4th Quarter YTD
                             Cumulative Net Contribution                        3.75%

                           Achievement of Annual Net Contribution                 70%
                                                                                ----
                           Total                                                  80%

         (iii) In the event the Division/Project Objectives are not achieved or exceeded, the bonus payment will be paid according to the following schedule:

                           ACTUAL ACHIEVED                    ACTUAL PAYOUT
                           AGAINST PLAN                       (% EARNED)
                           ------------                       ----------
                           120% or higher                     160%
                           101% to 119%                       100% plus 3% for each %
                                                              over 100% to 119%
                           100%                               100%
                           80% to 99%                         100% less 2% for each %
                                                              under 100%
                           Less than 80%                      No Payout

         (vi) The Corporate Financial Objectives payment will only be paid if eighty (80) percent or more of the Division/Project Objective is met, and eighty (80) percent of Corporate Financial Objective is met. Corporate payment will be made at the level Division/Project Objective is met below one hundred
                  (100) percent and at whatever level Corporate payment is made if one hundred (100) percent of Division/Project Objectives is met.

WCI COMMUNITIES, INC.
MANAGEMENT INCENTIVE COMPENSATION PLAN
PAGE 8


                  (See Exhibit C & CC for hypothetical example)

         (v) The Corporate Financial and Division/Project Objective Payments shall be paid to qualifying Participants in the first quarter of the following Plan year.




VIII.    FORM

         Attached Exhibit "A"-2001 Individual and Department Incentive Bonus Plan. The form is to be used to structure Participant participation.



IX.      IMPACT ON BENEFITS

         A Participant's Bonus may be used for contribution to the WCI Communities 401(k) and Retirement Plan within legal limitations. This contribution will also receive the applicable Company match.


X.       APPROVALS


         At the beginning of each year, the Chief Executive Officer or President/Chief Operating Officer shall submit the proposed incentive program for that year to the Compensation Committee of the Board of Directors for its approval.




NOTE: THIS DOCUMENT IS TO INFORM THE EMPLOYEES OF POTENTIAL COMPENSATION BASED ON THEIR PERFORMANCE AND PERFORMANCE OF THE COMPANY. ALL TERMS AND CONDITIONS OF THIS PLAN MAY BE MODIFIED BY WCI FROM TIME TO TIME UPON NOTICE. THIS DOCUMENT IS FOR INFORMATION PURPOSES ONLY AND IN NO WAY SHOULD BE CONSTRUED AS AN EMPLOYMENT CONTRACT OR OTHER COMMITMENT TO CONTINUE YOUR EMPLOYMENT.